Exhibit 99.1

FIRST AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

June 25, 2004

Between

SINCLAIR TELEVISION GROUP, INC.

The SUBSIDIARY GUARANTORS Party Hereto

The LENDERS Party Hereto

and

JPMORGAN CHASE BANK,
as Administrative Agent

J.P. MORGAN SECURITIES INC.
as Sole Lead Arranger and Sole Bookrunner

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Syndication Agent

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Documentation Agent

FIRST AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 25, 2004 between SINCLAIR TELEVISION GROUP, INC. (the “Borrower”), the SUBSIDIARY GUARANTORS party hereto, the LENDERS party hereto and JPMORGAN CHASE BANK, as Administrative Agent.

W I T N E S S E T H:

The Borrower, certain subsidiaries of the Borrower, certain lenders and JPMorgan Chase Bank, as administrative agent, are party to the Credit Agreement dated as of July 15, 2002 (as amended and in effect immediately prior to giving effect to the amendment and restatement thereof contemplated hereby, the “Existing Credit Agreement”).  In addition, Sinclair Broadcast Group, Inc., the parent company of the Borrower, has guaranteed the obligations of the Borrower under the Existing Credit Agreement pursuant to a Guarantee and Pledge Agreement dated as of September 30, 2003 (as amended and in effect, the “SBG Guarantee Agreement”) between the Holding Company and the Administrative Agent.

The parties hereto wish to amend the Existing Credit Agreement in certain respects and, as so amended, to restate the Existing Credit Agreement, and each Lender which executes and delivers a Lender Addendum in the form attached as Annex A hereto and which is not already a party to the Existing Credit Agreement as a Revolving Lender thereunder (collectively the “New Lenders”) wishes to become a party hereto.

Accordingly, the parties hereto hereby agree, with effect as of the First Restatement Effective Date (as defined below), to amend the Existing Credit Agreement as set forth in Section 2 below and to restate the Existing Credit Agreement in its entirety (which Existing Credit Agreement is hereby incorporated herein by reference), as amended by the amendments set forth in Section 2 below:

Section 1.  Definitions.  Except as otherwise defined herein or amended hereby, terms defined in the Existing Credit Agreement are used herein as defined therein.

Section 2.  Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Existing Credit Agreement shall be amended as follows:

2.01.  General.  References in the Existing Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Existing Credit Agreement as amended and restated hereby.  Each New Lender shall be deemed to be a “Lender” under and for all purposes of the Existing Credit Agreement and this First Amended and Restated Credit Agreement and each reference therein or herein to a “Lender” shall be deemed to include each New Lender.

2.02.  Definitions.

A.  Section 1.01 of the Existing Credit Agreement shall be amended by adding the following new definitions (to the extent not already included in said Section 1.01) and inserting the same in the appropriate alphabetical locations, and by amending in their entirety the following definitions (to the extent already included in said Section 1.01), as follows:

“Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, (i) in the case of any Revolving Borrowing, to the next 1/16 of 1% and (ii) in the case of any Term Loan Borrowing, to the next 1/100 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Applicable Rate” means, for any day, (i) with respect to any ABR Tranche C Term Loan, 0.75%, (ii) with respect to any Eurodollar Tranche C Term Loan, 1.75%, and (iii) with respect to any ABR Revolving Loan, Eurodollar Revolving Loan, ABR Tranche A Term Loan or Eurodollar Tranche A Term Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Revolving ABR Spread”, “Revolving Eurodollar Spread”, “Tranche A ABR Spread”, “Tranche A Eurodollar Spread” or “Commitment Fee Rate”, respectively, based upon the Total Indebtedness Ratio as of the most recent determination date; provided that notwithstanding anything herein to the contrary, (I) effective for the period from the First Restatement Effective Date until

First Amended and Restated Credit Agreement

the third Business Day after delivery of the Borrower’s unaudited consolidated financial statements to be made pursuant to Section 6.01(b) (and the related Financial Officer’s certificate) for the fiscal year quarter ending on June 30, 2004, the “Applicable Rate” with respect to Tranche A Term Loans for purposes of determining (x) the Tranche A ABR Spread, shall be 0.75% per annum and (y) the Tranche A Eurodollar Spread, shall be 1.75% per annum and (II) during any period that a Post-Default Condition shall have occurred and be continuing, the Applicable Rate with respect to any ABR Revolving Loan, Eurodollar Revolving Loan, ABR Tranche A Term Loan or Eurodollar Tranche A Term Loan, as the case may be, shall be the highest rate set forth below under the caption “Revolving ABR Spread”, “Revolving Eurodollar Spread”, “Tranche A ABR Spread” or “Tranche A Eurodollar Spread”, respectively:

Total Indebtedness Ratio:	Revolving ABR Spread (%)	Revolving Eurodollar Spread (%)	Tranche A ABR Spread (%)	Tranche A Eurodollar Spread (%)	Commitment Fee Rate (%)
Greater than or equal to 6.50 to 1	1.25	2.25	0.75	1.75	0.50
Less than 6.50 to 1 and greater than or equal to 6.00 to 1	1.00	2.00	0.75	1.75	0.50
Less than 6.00 to 1 and greater than or equal to 5.50 to 1	0.75	1.75	0.50	1.50	0.50
Less than 5.50 to 1 and greater than or equal to 5.00 to 1	0.50	1.50	0.25	1.25	0.375
Less than 5.00 to 1	0.25	1.25	0.125	1.125	0.375

For purposes of the foregoing (but subject to the proviso above), (i) the Total Indebtedness Ratio shall be determined as of the end of each fiscal quarter of the Borrower’s fiscal year based upon the Borrower’s consolidated financial statements delivered pursuant to Section 6.01(a) or (b) (and as set forth in the related certificate of a Financial Officer delivered pursuant to Section 6.01(c)) and (ii) each change in the Applicable Rate resulting from a change in the Total Indebtedness Ratio shall be effective on the date three Business Days after the receipt by the Administrative Agent of such certificate and shall remain effective until the effective date of the next such change; provided that, notwithstanding the foregoing, the Applicable Rate shall not as a consequence of this proviso be reduced for any period during which an Event of Default shall have occurred and be continuing.  Notwithstanding the foregoing, the Applicable Rate with respect to any Incremental Loan and any Incremental Loan Commitment means the rate per annum for such Incremental Loan and Incremental Loan Commitment agreed to by the Borrower and the respective Incremental Lender in the related Incremental Loan Amendment.

“Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Tranche A Term Loans, Tranche C Term Loans or Incremental Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, a Tranche A Term Loan Commitment, a Tranche C Term Loan Commitment, an Incremental Revolving Commitment or an Incremental Term Loan Commitment.

“Existing Term Loans” means the “Term Loans” and the “Incremental Term Loans” outstanding under the Existing Credit Agreement immediately prior to the effectiveness of the First Restatement.

“First Restatement” shall refer to the First Amended and Restated Credit Agreement dated as of June 25, 2004 between the Borrower, the Subsidiary Guarantors, each of the Revolving Lenders party thereto, each of the lenders that becomes a party thereto as a Tranche A Term Loan Lender or Tranche C Term Loan Lender pursuant to a Lender Addendum in the form of Annex A thereto, and the Administrative Agent.

“First Restatement Effective Date” means the date upon which the conditions precedent set forth in Section 4 of the First Restatement to the effectiveness of the amendments contemplated by Section 2 thereof shall be satisfied or waived.

“Lenders” means the Revolving Lenders party to this Agreement as of the First Restatement Effective Date, each Tranche A Term Lender and each Tranche C Term Lender executing and delivering a Lender Addendum pursuant to Section 4 of the First Restatement, the Incremental Lenders (if any) and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

“Lender Addendum” means, with respect to any Tranche A Term Loan Lender, Tranche C Term Loan Lender or Revolving Lender, a Lender Addendum substantially in the form of Annex A hereto, dated as of the date of the First Restatement and executed and delivered by such Lender, as provided in Section 4 of the First Restatement.

“Term Loan Commitment” means, collectively, the Tranche A Term Loan Commitments and the Tranche C Term Loan Commitments.

“Term Loan Maturity Date” means (a) with respect to the Tranche A Term Loans, the Quarterly Date falling on or nearest to June 30, 2009 and (b) with respect to the Tranche C Term Loans, the Quarterly Date falling on or nearest to December 31, 2009.

“Term Loan Principal Payment Dates” means the Quarterly Dates falling on or nearest to March 31, June 30, September 30 and December 31 of each year, commencing with March 31, 2005.

“Term Loans” means, collectively, the Tranche A Term Loans and the Tranche C Term Loans.

“Tranche A Term Loan” means a Loan made pursuant to Section 2.01(b)(i), which shall initially be an ABR Loan but thereafter may be an ABR Loan and/or a Eurodollar Loan.

“Tranche A Term Loan Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make one or more Tranche A Term Loans hereunder (or, as provided herein, to convert Existing Term Loans into Tranche A Term Loans hereunder) on the First Restatement Effective Date, expressed as an amount representing the maximum aggregate principal amount of the Tranche A Term Loans to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.07 or 2.09(b) and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04.  The initial amount of each Lender’s Tranche A Term Loan Commitment is set forth in the Lender Addendum executed and delivered by such Lender, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Tranche A Term Loan Commitment, as applicable.  The initial aggregate amount of the Lenders’ Tranche A Term Loan Commitments is $150,000,000.

“Tranche A Term Loan Lender” means a Lender with an outstanding Tranche A Term Loan Commitment or an outstanding Tranche A Term Loan.

“Tranche C Term Loan” means a Loan made pursuant to Section 2.01(b)(ii), which shall initially be an ABR Loan but thereafter may be an ABR Loan and/or a Eurodollar Loan.

“Tranche C Term Loan Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make one or more Tranche C Term Loans hereunder (or, as provided herein, to convert Existing Term Loans into Tranche C Term Loans hereunder) on the First Restatement Effective Date, expressed as an amount representing the maximum aggregate principal amount of the Tranche C Term Loans to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.07 or 2.09(b) and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04.  The initial amount of each Lender’s Tranche C Term Loan Commitment is set forth in the Lender Addendum executed and delivered by such Lender, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Tranche C Term Loan Commitment, as applicable.  The initial aggregate amount of the Lenders’ Tranche C Term Loan Commitments is $250,000,000.

“Tranche C Term Loan Lender” means a Lender with an outstanding Tranche C Term Loan Commitment or an outstanding Tranche C Term Loan.

B.  Section 1.01 of the Existing Credit Agreement shall be further amended by replacing the words “Net Cash Proceeds” appearing in the definitions of “Reinvestment Deferred Amount” and “Reinvestment Notice” with the words “Net Cash Payments”.

2.03.  Tranche A Term Loans and Tranche C Term Loans.  Section 2.01(b) of the Existing Credit Agreement shall be amended in its entirety to read as follows:

“(b)  Term Loans.  Subject to the terms and conditions set forth herein (including Section 5.02), (i) each Tranche A Term Loan Lender agrees to make a Tranche A Term Loan to the Borrower (or, as provided below, to convert all or a portion of its Existing Term Loan into a Tranche A Term Loan) on the First Restatement Effective Date in a principal amount equal to such Lender’s Tranche A Term Loan Commitment and (ii) each Tranche C Term Loan Lender agrees to make a Tranche C Term Loan to the Borrower (or, as provided below, to convert all or a portion of its Existing Term Loan into a Tranche C Term Loan) on the First Restatement Effective Date in a principal amount equal to such Lender’s Tranche C Term Loan Commitment.  Unless previously terminated, the Term Loan Commitments shall terminate after the Borrowing of the Term Loans on the First Restatement Effective Date.  Amounts repaid in respect of Term Loans may not be reborrowed.

Notwithstanding the foregoing, it is understood and agreed that (i) any Term Loan Lender that also holds an Existing Term Loan may elect, by notice to the Administrative Agent, that the Term Loan of any Class to be made by such Lender shall, to the extent of the portion thereof not exceeding the principal amount of the Existing Term Loan of such Lender, be made by converting such Existing Term Loan into a Term Loan of such Class (and each reference in this Agreement to the “making” of any Term Loan, or words of similar import, shall in the case of such Lender be deemed to include such conversion) and (ii) such conversion shall be deemed to constitute a prepayment of such Existing Term Loan to the extent of such conversion.  Without limiting the generality of the foregoing, it is understood that the Term Loans of each Class into which the Existing Term Loans are so converted shall be treated identically to the Term Loans of such Class being funded (and not being converted from Existing Term Loans) on the First Restatement Effective Date and shall have identical Interest Periods in identical proportions and durations as all other Term Loans of such Class (and, for these purposes, any Interest Periods for Existing Term Loans that are Eurodollar Loans in effect on the First Restatement Effective Date shall be terminated on such date, and any such converting Lender shall be paid accrued interest on its Existing Term Loan being so converted, together with any amounts payable under Section 2.14, as if such Existing Term Loans were being prepaid in full on the First Restatement Effective Date).”

2.04.                        Amortization of Tranche A Term Loans and Tranche C Term Loans.  Section 2.08 of the Existing Credit Agreement shall be amended in its entirety to read as follows:

“(a)  Repayment.  The Borrower hereby unconditionally promises to pay the Loans as follows:

(i)  to the Administrative Agent for the account of each Revolving Lender the outstanding principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date;

(ii)  to the Administrative Agent for the account of each Tranche A Term Loan Lender the outstanding principal amount of the Tranche A Term Loan of such Lender on each Term Loan Principal Payment Date set forth below in an aggregate principal amount equal to the percentage of the aggregate original principal amount of the Tranche A Term Loans set forth opposite such Term Loan Principal Payment Date (subject to adjustment pursuant to paragraph (b) of this Section):

Term Loan Principal Payment Date Falling on or Nearest to:	Amounts (%):
March 31, 2005	1.25
June 30, 2005	1.25
September 30, 2005	1.25
December 31, 2005	1.25

March 31, 2006	1.25
June 30, 2006	1.25
September 30, 2006	1.25
December 31, 2006	1.25

March 31, 2007	2.50
June 30, 2007	2.50
September 30, 2007	2.50
December 31, 2007	2.50

March 31, 2008	2.50
June 30, 2008	2.50
September 30, 2008	2.50
December 31, 2008	2.50

March 31, 2009	2.50
June 30, 2009	67.50

(iii)  to the Administrative Agent for the account of each Tranche C Term Loan Lender the outstanding principal amount of the Tranche C Term Loan of such Lender on each Term Loan Principal Payment Date set forth below in an aggregate principal amount equal to the percentage of the aggregate original principal amount of the Tranche C Term Loans set forth opposite such Term Loan Principal Payment Date (subject to adjustment pursuant to paragraph (b) of this Section):

Term Loan Principal Payment Date Falling on or Nearest to:	Amounts (%):
March 31, 2005	0.25
June 30, 2005	0.25
September 30, 2005	0.25
December 31, 2005	0.25

March 31, 2006	0.25
June 30, 2006	0.25
September 30, 2006	0.25
December 31, 2006	0.25

Term Loan Principal Payment Date Falling on or Nearest to:	Amounts (%):
March 31, 2007	0.25
June 30, 2007	0.25
September 30, 2007	0.25
December 31, 2007	0.25

March 31, 2008	0.25
June 30, 2008	0.25
September 30, 2008	0.25
December 31, 2008	0.25

March 31, 2009	0.25
June 30, 2009	0.25
September 30, 2009	0.25
December 31, 2009	95.25

(iv)  to the Administrative Agent for the account of each Incremental Lender of any Series, the outstanding principal amount of each Incremental Loan of such Lender on the Incremental Loan Principal Payment Dates for such Series and in such amounts as shall be agreed upon pursuant to Section 2.01(c) at the time the Incremental Loan Commitments of such Series are established (subject to adjustment pursuant to paragraph (b) of this Section).”

2.05.                        Use of Proceeds.  The first sentence of Section 6.08 of the Existing Credit Agreement shall be replaced in its entirety by the following two sentences to read as follows:

“The proceeds of the Revolving Loans will be used only (a) for the general corporate purposes of the Borrower and its Subsidiaries including working capital requirements and Capital Expenditures (in compliance with all applicable legal and regulatory requirements), (b) to make acquisitions and Investments to the extent permitted hereunder (in compliance with all applicable legal and regulatory requirements), (c) to prepay in part the Existing Term Loans and (d) to pay fees and expenses in connection with the First Restatement.  The proceeds of the Term Loans will be used only to prepay in part the Existing Term Loans.”

2.06.                        Investments.  Clause (l) of Section 7.07 of the Existing Credit Agreement shall be amended in its entirety to read as follows:

“(l)  additional Investments made after the First Restatement Effective Date in an aggregate amount up to but not exceeding $300,000,000 minus the aggregate amount applied after the First Restatement Effective Date to make purchases, redemptions, retirements, acquisitions or defeasances of Subordinated Indebtedness or Senior Notes under clause (c) of Section 7.12 (other than such purchases, redemptions, retirements, acquisitions or defeasances made with Net Available Proceeds from any Equity Issuances), provided that no Default shall have occurred and be continuing at the time of the making of each such Investment or would result therefrom;”

2.07.                        Provisions Applicable to Existing HYTOPs Redemption and Holding Company Formation.  Section 7.19(c)(III) of the Existing Credit Agreement shall be amended in its entirety to read as follows:

“(III)  The Holding Company will not permit the Total Indebtedness Ratio (which, notwithstanding anything herein to the contrary, shall be calculated for purposes of this paragraph (c)(III) on a consolidated basis for the Holding Company and its consolidated subsidiaries (which shall include the Borrower’s Unrestricted Subsidiaries)) on any date to be greater than the ratio set forth below opposite the period during which such date falls:

Period	Ratio

From January 1, 2004 through December 30, 2004	8.25 to 1

From December 31, 2004 through March 30, 2005	7.75 to 1

From March 31, 2005 through March 30, 2006	7.50 to 1

From March 31, 2006 and at all times thereafter	7.00 to 1”

2.08.                        Certain Other Indebtedness.  Section 7.12(c) of the Existing Credit Agreement shall be amended in its entirety to read as follows:

“(c) the purchase, redemption, retirement or other acquisition or defeasance of Subordinated Indebtedness or Senior Notes after the First Restatement Effective Date, provided that (i) no Default shall have occurred and be continuing at the time of such purchase, redemption, retirement or other acquisition or defeasance or would result therefrom and (ii) the aggregate principal amount of all such Indebtedness so purchased, redeemed, retired, acquired or defeased under this clause (c), together with the aggregate amount of Investments made as permitted under Section 7.07(l), does not exceed the sum of $300,000,000 plus the Net Available Proceeds of any Equity Issuance.”

2.09.                        Successors and Assigns.  Section 10.04(b)(i) of the Existing Credit Agreement shall be amended in its entirety to read as follows:

“(b)(i)  Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

(A)  the Borrower, provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee;

(B)  with respect to an assignment of a Revolving Lender’s Revolving Commitment or a Revolving Lender’s obligations in respect of its LC Exposure, the Issuing Lender; and

(C)  the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of any Term Loan or Incremental Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund.”

2.10.                        A new Section 10.14 shall be inserted at the end of Article X of the Existing Credit Agreement to read as follows:

“SECTION 10.14  USA PATRIOT Act.  Each Lender hereby notifies the Obligors that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), it is required to obtain, verify and record information that identifies the Obligors, which information includes the name and address of the Obligors and other information that will allow such Lender to identify the Obligors in accordance with said Act.”

Section 3.  Representations and Warranties.  Each Obligor represents and warrants to the Lenders and the Administrative Agent that (i) the representations and warranties of such Obligor set forth in the Loan Documents to which it is party are true and correct on and as of the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date) and as if each reference to the Existing Credit Agreement (or words of similar import) or any other Loan Document included reference to this First Amended and Restated Credit Agreement or such other Loan Document as amended hereby and (ii) at the time of and immediately after giving effect to this First Amended and Restated Credit Agreement, no Default has occurred and is continuing.

Section 4.  Conditions Precedent.  As provided in Section 2 above, the amendment and restatement of the Existing Credit Agreement contemplated hereby shall become effective, as of the date hereof, upon receipt by the Administrative Agent of the following:

(a)  Executed Counterparts.  Duly executed and delivered counterparts (or written evidence thereof satisfactory to the Administrative Agent, which may include telecopy transmission of, as applicable, a signed signature page or Lender Addendum) of (i) this First Amended and Restated Credit Agreement from the Borrower, each other Obligor and the Holding Company, (ii) Lender Addenda from Revolving Lenders constituting the “Required Revolving Lenders” under the Existing Credit Agreement and (iii) Lender Addenda from (A) the Tranche A Term Loan Lenders for aggregate Tranche A Term Loan Commitments in an amount equal to $150,000,000 and (B) the Tranche C Term Loan Lenders for aggregate Tranche C Term Loan Commitments in an amount equal to $250,000,000.

(b)  Opinion of Counsel to the Borrower.  A favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the First Restatement Effective Date) of Thomas & Libowitz, P.A., counsel to the Obligors, in form and substance satisfactory to the Administrative Agent (and the Obligors hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

(c)  Opinion of Special Counsel to JPMCB.  An opinion of Milbank, Tweed, Hadley & McCloy, LLP, special New York counsel to JPMCB (addressed to the Administrative Agent and the Lenders and dated the First Restatement Effective Date), in  form and substance satisfactory to the Administrative Agent (and JPMCB hereby instructs such counsel to deliver such opinion to the Lenders).

(d)  Officer’s Certificate and Corporate Documents.  (i)  A certificate, dated the First Restatement Effective Date and signed by the President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in the lettered clauses of the first sentence of Section 5.02 of the Existing Credit Agreement as amended and restated hereby and (ii) such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to Obligors, the Holding Company, the Term Loans or this First Amended and Restated Credit Agreement, all in form and substance satisfactory to the Administrative Agent and its counsel.

(e)  Prepayment of Existing Term Loans.  Evidence that the principal of and interest on and all other amounts (including any amounts payable under Section 2.14 of the Existing Credit Agreement) owing in respect of the Existing Term Loans shall have been (or be simultaneously) paid (or, in the case of such principal, deemed paid in accordance with Section 2.01(b) of the First Restatement) in full from the proceeds of the Term Loans and other funds available to the Borrower.

(f)  Payment of Fees and Expenses.  Evidence of payment by the Borrower of (i) an amendment fee for account of each Revolving Lender that has approved this First Restatement on or before 5:00 p.m., New York City time, on June 22, 2004 in an amount equal to 0.05% of such Revolving Lender’s Revolving Commitment as in effect on the First Restatement Effective Date and (ii) in the case of the Administrative Agent only, all other fees and other amounts payable by the Borrower on or prior to the First Restatement Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable fees and expenses (including fees and expenses of counsel to the Administrative Agent), in connection with this First Amended and Restated Credit Agreement and the transactions contemplated hereby.

 (g)  Other Documents.  Such other documents as the Administrative Agent or any Lender or special counsel to JPMCB may reasonably request.

Section 5.  Delivery of Term Loan Lender Addenda.  Each Term Loan Lender shall become party to this First Amended and Restated Credit Agreement, effective as of the First Restatement Effective Date, by delivering to the Administrative Agent a Lender Addendum duly completed and executed by such Term Loan Lender and executed by the Borrower and the Administrative Agent.

Section 6.  Confirmation of Guarantees and Security Interests.  Subject to the effectiveness of the amendment and restatement of the Existing Credit Agreement contemplated hereby, each Obligor hereby confirms and ratifies all of its respective obligations under the Loan Documents to which it is a party (including, in the case of each Subsidiary Guarantor, its respective obligations as a guarantor under Article III of the Existing Credit Agreement as amended and restated hereby) and the Liens granted by it under the respective Loan Documents (as amended hereby) and hereby represents, warrants and confirms that all references in such Loan Documents to the Existing Credit Agreement (or words of similar import) fully and effectively mean the Existing Credit Agreement as amended and restated hereby without impairing any such obligations or Liens in any respect.

Section 7.  SBG Guarantee Agreement.  Subject to the effectiveness of the amendment and restatement of the Existing Credit Agreement contemplated hereby, by its execution below, the Holding Company hereby:

(a)  represents and warrants to the Lenders and the Administrative Agent that (i) the representations and warranties of the Holding Company set forth in the SBG Guarantee Agreement and in the Loan Documents to which it is party are true and correct on and as of the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date) and as if each reference to the Existing Credit Agreement (or words of similar import) or any other Loan Document included reference to this First Amended and Restated Credit Agreement or such other Loan Document as amended hereby and (ii) at the time of and immediately after giving effect to this First Amended and Restated Credit Agreement, no Default has occurred and is continuing;

(b)  consents to this First Amended and Restated Credit Agreement and agrees that the obligations of the Borrower in respect of the Term Loans shall constitute “Guaranteed Obligations” under and be entitled to the benefits of the guarantee and collateral security provided in the SBG Guarantee Agreement and the other Loan Documents to which it is a party and otherwise confirms and ratifies all of its obligations under the Loan Documents to which it is a party and the Liens granted by it under the Loan Documents (as amended hereby) to which it is a party and hereby represents, warrants and confirms that all references in such Loan Documents to the Existing Credit Agreement (or words of similar import) fully and effectively mean the Existing Credit Agreement as amended and restated hereby without impairing any such obligations or Liens in any respect; and

(c)  agrees that Section 6.08 of the SBG Guarantee Agreement shall be deemed amended as of the First Restatement Effective Date to reflect all amendments made to Section 7.19 of the Existing Credit Agreement pursuant to Section 2.07 above.

Section 8.  Miscellaneous.  Except as herein provided, the Existing Credit Agreement shall remain unchanged and in full force and effect.  This First Amended and Restated Credit Agreement, including any Lender Addenda, may be executed in any number of counterparts, all of which taken together shall constitute a single contract and any of the parties hereto may execute this First Amended and Restated Credit Agreement by signing any such counterpart and sending the same by telecopier, mail messenger or courier to the Administrative Agent or its counsel.  Delivery of an executed counterpart of a signature page to this First Amended and Restated Credit Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this First Amended and Restated Credit Agreement.  Section headings used herein are for convenience of reference only, are not part of this First Amended and Restated Credit Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this First Amended and Restated Credit Agreement.  This First Amended and Restated Credit Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this First Amended and Restated Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER
SINCLAIR TELEVISION GROUP, INC.

By:	/s/ David B. Amy
Name: David B. Amy
Title: Secretary

Address for the Borrower:
10706 Beaver Dam Road
Cockeysville, Maryland 21030

Tax I.D. Number for the Borrower:
55-0829972

SUBSIDIARY GUARANTORS
CHESAPEAKE TELEVISION, INC.
KSMO, INC.
WCGV, INC.
SINCLAIR ACQUISITION IV, INC.
WLFL, INC.
SINCLAIR MEDIA I, INC.
WSMH, INC.
SINCLAIR MEDIA II, INC.
WSTR LICENSEE, INC.
WGME, INC.
SINCLAIR MEDIA III, INC.
WTTO, INC.
WTVZ, INC.
WYZZ, INC.
KOCB, INC.
KSMO LICENSEE, INC.
WDKY, INC.
WYZZ LICENSEE, INC.
KLGT, INC.
SINCLAIR TELEVISION COMPANY II, INC.
WSYX LICENSEE, INC.
WGGB, INC.
WTWC, INC.
SINCLAIR COMMUNICATIONS II, INC.
SINCLAIR HOLDINGS I, INC.
SINCLAIR HOLDINGS II, INC.
SINCLAIR HOLDINGS III, INC.
SINCLAIR TELEVISION COMPANY, INC.
SINCLAIR TELEVISION OF BUFFALO, INC.
SINCLAIR TELEVISION OF CHARLESTON, INC.
SINCLAIR TELEVISION OF NASHVILLE, INC.
SINCLAIR TELEVISION OF NEVADA, INC.
SINCLAIR TELEVISION OF TENNESSEE, INC.
SINCLAIR TELEVISION LICENSE HOLDER, INC.
SINCLAIR TELEVISION OF DAYTON, INC.
SINCLAIR ACQUISITION VII, INC.
SINCLAIR ACQUISITION VIII, INC.
SINCLAIR ACQUISITION IX, INC.
SINCLAIR ACQUISITION X, INC.
MONTECITO BROADCASTING CORPORATION
CHANNEL 33, INC.
WNYO, INC.
NEW YORK TELEVISION, INC.
BIRMINGHAM (WABM-TV) LICENSEE, INC.
RALEIGH (WRDC-TV) LICENSEE, INC.
SAN ANTONIO (KRRT-TV) LICENSEE, INC.
WVTV LICENSEE, INC.

SINCLAIR PROPERTIES, LLC
SINCLAIR PROPERTIES II, LLC

KBSI LICENSEE L.P.
KETK LICENSEE L.P.
WMMP LICENSEE L.P.
WSYT LICENSEE L.P.

By:	Sinclair Properties, LLC, General Partner

WEMT LICENSEE L.P.
WKEF LICENSEE L.P.

By:	Sinclair Properties II, LLC, General Partner

WGME LICENSEE, LLC

By:	WGME, Inc., Member

WICD LICENSEE, LLC
WICS LICENSEE, LLC
KGAN LICENSEE, LLC

By:	Sinclair Acquisition IV, Inc., Member

WSMH LICENSEE, LLC

By:	WSMH, Inc., Member

WPGH LICENSEE, LLC
KDNL LICENSEE, LLC
WCWB LICENSEE, LLC

By:	Sinclair Media I, Inc., Member

WTVZ LICENSEE, LLC

By:	WTVZ, Inc., Member

CHESAPEAKE TELEVISION LICENSEE, LLC
KABB LICENSEE, LLC
SCI – SACRAMENTO LICENSEE, LLC
WLOS LICENSEE, LLC

By:	Chesapeake Television, Inc., Member

KLGT LICENSEE, LLC

By:	KLGT, Inc., Member

WCGV LICENSEE, LLC

By:	WCGV, Inc., Member

SCI – INDIANA LICENSEE, LLC
KUPN LICENSEE, LLC
WEAR LICENSEE, LLC
WFGX LICENSEE, LLC

By:	Sinclair Media II, Inc., Member

WLFL LICENSEE, LLC
WRDC, LLC

By:	WLFL, Inc. – Member

WTTO LICENSEE, LLC

By:	WTTO, Inc., Member

WTWC LICENSEE, LLC

By:	WTWC, Inc., Member

WGGB LICENSEE, LLC

By:	WGGB, Inc., Member

KOCB LICENSEE, LLC

By:	KOCB, Inc., Member

WDKY LICENSEE, LLC

KOKH, LLC

By:	WDKY, Inc., Member

KOKH LICENSEE, LLC,

By:	KOKH, LLC, sole Member of KOKH Licensee, LLC

By:	WDKY, Inc., sole Member of KOKH, LLC

WUPN LICENSEE, LLC
WUTV LICENSEE, LLC
WXLV LICENSEE, LLC

By:	Sinclair Television of Buffalo, Inc., Member

WUXP LICENSEE, LLC

By:	Sinclair Television of Tennessee, Inc., Member

WCHS LICENSEE, LLC

By:	Sinclair Media III, Inc., Member

SINCLAIR FINANCE, LLC
SINCLAIR FINANCE HOLDINGS, LLC

By:	KLGT, Inc., Member

WZTV LICENSEE, LLC
WVAH LICENSEE, LLC

By:	Sinclair Television of Nashville, Inc., Member

WMSN LICENSEE, LLC
WUHF LICENSEE, LLC

By:	Sinclair Television Company, Inc., Member

WTAT LICENSEE, LLC
WRLH LICENSEE, LLC

By:	Sinclair Television of Charleston, Inc., Member

WRGT LICENSEE, LLC

By:	Sinclair Television of Dayton, Inc., Member

SINCLAIR NEWSCENTRAL, LLC

By:	Sinclair Communications, LLC, Sole Member of Sinclair NewsCentral, LLC

By:	Sinclair Television Group, Inc., Sole Member of Sinclair Communications, LLC

SINCLAIR PROGRAMMING COMPANY, LLC
SINCLAIR COMMUNICATIONS, LLC

By:	Sinclair Television Group, Inc., Member

KDSM, LLC

By:	Sinclair Broadcast Group, Inc., Member

KDSM LICENSEE, LLC

By:	KDSM, LLC, Sole Member of KDSM Licensee, LLC

By:	Sinclair Broadcast Group, Inc., Sole Member of KDSM, LLC

By:	/s/ David B. Amy
David B. Amy, in his capacity as Executive Vice President, Secretary or Manager, as the case may be

ADMINISTRATIVE AGENT
JPMORGAN CHASE BANK,
as Administrative Agent

By:	/s/ Tracey Navin Ewing
Name: Tracey Navin Ewing
Title: Vice President

HOLDING COMPANY
SINCLAIR BROADCAST GROUP, INC.

By:	/s/ David B. Amy
Name: David B. Amy
Title: Chief Financial Officer

ANNEX A

[Form of Lender Addendum]

LENDER ADDENDUM

Reference is made to First Amended and Restated Credit Agreement dated as of June 25, 2004 (the “First Restatement”) between SINCLAIR TELEVISION GROUP, INC., the Subsidiary Guarantors party thereto, the lenders party thereto and JPMORGAN CHASE BANK, as Administrative Agent for the Lenders, pursuant to which the parties thereto have amended and restated the Credit Agreement dated as of July 15, 2002 (the “Existing Credit Agreement”) between the Borrower, the Subsidiary Guarantors, the lenders party thereto and the Administrative Agent.  Terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the First Restatement.

Upon execution and delivery of this Lender Addendum by the parties hereto, the undersigned agrees as follows:

A.  REVOLVING LENDERS.  If it is a Revolving Lender party to the Existing Credit Agreement, it hereby (i) consents to the terms of the First Restatement and (ii) authorizes and directs the Administrative Agent to execute and deliver the First Restatement on its behalf; and/or

B.  TERM LOAN LENDERS.  If it is either a Term Loan Lender and/or an Incremental Lender holding an Incremental Term Loan party to the Existing Credit Agreement or a Person who desires to be a Term Loan Lender, it hereby (i) agrees to become a Term Loan Lender under the Credit Agreement as amended and restated by the First Restatement, having a Term Loan Commitment in the amount set forth below under its name, effective as of the First Restatement Effective Date, (ii) consents to the terms of the First Restatement and (iii) authorizes and directs the Administrative Agent to execute and deliver the First Restatement on its behalf.  If it is a Term Loan Lender party to the Existing Credit Agreement that holds a Term Loan thereunder and/or an Incremental Lender party to the Existing Credit Agreement that holds an Incremental Term Loan thereunder (each an “Existing Term Loan”), it hereby further acknowledges that (a) it may elect, by notice to the Administrative Agent, that the Term Loan to be made by it shall, to the extent of the portion thereof not exceeding the principal amount of its Existing Term Loan, be made by converting such Existing Term Loan into a Term Loan of the respective Class (and each reference in the First Restatement to the “making” of any Term Loan, or words of similar import, shall be deemed to include such conversion) and (b) such conversion shall be deemed to constitute a prepayment of such Existing Term Loan to the extent of such conversion.

This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Lender Addendum by telecopy shall be effective as delivery of a manually executed counterpart of this Lender Addendum.  This Lender Addendum shall be construed in accordance with and governed by the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this       th day of June, 2004.

NAME OF LENDER:

By:
Name:
Title:

IF THE ABOVE LENDER IS A “TERM LOAN LENDER”, SET FORTH OPPOSITE IS SUCH LENDER’S RELEVANT TERM LOAN COMMITMENT:	Tranche A Term Loan Commitment: $
Tranche C Term Loan Commitment: $

Accepted and agreed:

SINCLAIR TELEVISION GROUP, INC.

By:
Name:
Title:
JPMORGAN CHASE BANK,
as Administrative Agent

By:
Name:
Title:

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